UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 27, 2026
COMMISSION FILE NUMBER 1-6780
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
COMMON STOCK, $0.00 PAR VALUE	RYN	New York Stock Exchange
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

RAYONIER INC.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

A Special Meeting of Shareholders of Rayonier Inc. (“Rayonier” or the “Company”) was held on January 27, 2026 (the “Rayonier special meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 13, 2025, by and among Rayonier, PotlatchDeltic Corporation (“PotlatchDeltic”) and Redwood Merger Sub, LLC (“Merger Sub”) pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, PotlatchDeltic will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the merger as a wholly owned subsidiary of Rayonier.
As of December 26, 2025, the record date for the Rayonier special meeting, there were outstanding 161,425,616 Rayonier common shares. Two proposals were voted upon by the Rayonier shareholders at the Rayonier special meeting. The voting results of those matters were as follows:
Proposal 1: The Rayonier Share Issuance Proposal
Proposal 1 considered at the Rayonier special meeting was a proposal to approve the issuance of Rayonier common shares in connection with the transactions contemplated by the Merger Agreement (the “Rayonier Share Issuance Proposal”). The Rayonier Share Issuance Proposal was approved, with the following vote counts:

The final voting results were as follows:

				Broker
	Votes For	Votes Against	Abstain	Non-Votes

Rayonier Share Issuance Proposal	133,500,334	8,093,259	280,592	—

Proposal 2: The Adjournment Proposal
Proposal 2 considered at the Rayonier special meeting was a proposal to approve the adjournment of the Rayonier special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Rayonier Share Issuance Proposal if there are insufficient votes at the time of such adjournment to approve the Rayonier Share Issuance Proposal (the “Adjournment Proposal”). Given that there was a quorum present and there were sufficient proxies at the time of the Rayonier special meeting to approve the Rayonier Share Issuance Proposal, the Adjournment Proposal was not presented at the Rayonier Special Meeting.

				Broker
	Votes For	Votes Against	Abstain	Non-Votes

Rayonier Adjournment Proposal	120,392,793	21,153,704	327,688	—

Item 8.01.    Other Events.
On January 27, 2026, the Company and PotlatchDeltic issued a joint press release announcing the results of their respective special meetings related to the transactions contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Information

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Rayonier Inc.’s and PotlatchDeltic Corporation’s current views about future events. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Merger involving Rayonier Inc. and PotlatchDeltic Corporation, including future financial and operating results, Rayonier Inc.’s and PotlatchDeltic Corporation’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the transaction, and other statements that are not historical facts, including expected synergies, harvest schedules, timberland acquisitions and dispositions, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation: the risk that an event, change or other circumstance could give rise to the termination of the proposed Merger; the risk that a condition to closing of the Merger may not be satisfied on a timely basis or at all; the risk that the timing to consummate the proposed Merger may be delayed; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Rayonier Inc.’s Common Shares or PotlatchDeltic Corporation’s Common Stock; the risk of litigation related to the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees, contractors, suppliers, vendors or joint venture partners; the diversion of management time in connection with the proposed transaction; the challenging macroeconomic environment, including disruptions in the timberlands, real estate, land based solutions, and wood products manufacturing industries; the ability of PotlatchDeltic Corporation and Rayonier Inc. to refinance their existing financing arrangements on favorable terms; the cost and availability of third-party logging and trucking services; the geographic concentration of a significant portion of PotlatchDeltic Corporation’s and Rayonier Inc.’s timberland; changes in environmental laws and regulations regarding timber harvesting, wood products manufacturing, delineation of wetlands, endangered species, the development of solar, carbon capture and storage, and carbon credit projects, and development of real estate generally that may restrict or adversely impact PotlatchDeltic Corporation’s or Rayonier Inc.’s ability to conduct their respective businesses, or increase the cost of doing so; adverse weather conditions, natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires; the lengthy, uncertain and costly process associated with the ownership, entitlement and development of real estate, including changes in law, policy and political factors beyond our control; the availability and cost of financing for real estate development and mortgage loans, changes in tariffs, taxes or treaties relating to the import and export of PotlatchDeltic Corporation’s and Rayonier Inc.’s products, including those of their respective customers; changes in key management and personnel; PotlatchDeltic Corporation’s and Rayonier Inc.’s ability to meet all necessary legal requirements to continue to qualify as a real estate investment trust; changes in tax laws that could adversely affect beneficial tax treatment; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of each of PotlatchDeltic Corporation’s and Rayonier Inc.’s most recent Annual Reports on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports by both companies.

Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Each of Rayonier Inc. and PotlatchDeltic Corporation undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of January 27, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Senior Vice President, General Counsel and Corporate Secretary

January 27, 2026

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